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                                                                  EXHIBIT 10.4.a

                             MODIFICATION AGREEMENT

         This Modification Agreement (herein so called), is entered into effective as of the ___ day of September, 1999, by and among ALLIED MORTGAGE CORPORATION, a Texas corporation (the "Company"), ALLIED MORTGAGE CAPITAL CORPORATION, a Texas corporation ("Capital") (the Company and Capital being called collectively the "Borrowers" and individually, a "Borrower"), JIM C. HODGE ("Guarantor"), and COASTAL BANC ssb ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Loan Agreement dated effective as of April 30, 1996, by and among the Borrowers and Lender, as amended by those certain Modification Agreements dated February 18, 1997, May 30, 1997, September 8, 1997, October 31, 1997, January 8, 1998,
February 1, 1998, April 2, 1998, May 28, 1998, and June 1, 1999 respectively, among the Borrower, Guarantor and Lender ("Credit Agreement").

         Section 1. Recitals. Borrowers, Guarantor, and Lender desire to renew and extend the Commitment and amend certain other provisions of the Credit Agreement. Therefore, Borrowers, Guarantor and Lender hereby agree as follows, intending to be legally bound;

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                 (a) The definition of "Commitment Limit" in Section 1.2 of the Credit Agreement is hereby deleted in its entirety therefrom and the following is substituted in lieu thereof:

                     "'Commitment Limit' means $16,000,000.00."

                 (b) The Revolving Credit Note ("Credit Note") dated
         September 1, 1999, in the original principal sum of $17,600,000.00 executed by Borrowers payable to the order of Lender is given in renewal and extension of the Revolving Credit Note dated June 1, 1999, in the original principal sum of $30,000,000.00 executed by Borrowers payable to the order of Lender and not in novation or discharge thereof. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

                 (c) Section 5.13 Net Worth of the Credit Agreement is hereby deleted in is entirety therefrom and the following is substituted in lieu thereof:

                     "Section 5.13 Net Worth. Borrowers will maintain a
                 combined positive Net Worth of not less than (a) $1,200,000.00 from the date hereof through and including June 29, 1999, (b) $1,500,000.00 from June 30, 1999 through and including November 29, 1999, and (c) $1,000,000.00 from November 30, 1999 and thereafter, computed as of the end of each calendar month."


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                  (d)      The following Section 2.16 Discretionary Advances, of
         the Credit Agreement is hereby added to Article 2 of the Credit Agreement for all purposes:

                           "Section 2.16 Discretionary Advances. Notwithstanding
                  the Commitment Limit, the Lender shall have the right, but shall not be obligated, to make Advances requested by Borrower, which when added to all Aggregate Advances as of the date of any request are in excess of the Commitment Limit, in such amounts as Borrower may request prior to the Termination Date up to the maximum amount hereinafter stated and Borrower may borrow, pay, prepay, in whole or in part, and reborrow in respect thereof; provided, however, the aggregate principal amount of all such discretionary Advances shall not exceed at any one time outstanding the sum of $1,600,000.00 ("Discretionary Advances"). Any request for an Advance hereunder by Borrower, which when added to all Aggregate Advances as of the date of such request is in excess of the Commitment Limit, shall be deemed to be a request for a Discretionary Advance. Each request for a Discretionary Advance made by Borrower may be approved or denied, with or without cause, by the Lender in its sole and absolute discretion. Lender's approval of any request for a Discretionary Advance shall not be deemed to be a waiver of its right to deny any subsequent request for a Discretionary Advance, with or without cause, regardless of whether or not the same circumstances and factors which existed at the time of Lender's approval of any previous request exist at the time of any subsequent request. Each Discretionary Advance and all Mortgage Loans pledged in connection therewith shall be subject to all terms, conditions, representations, warranties, covenants, and agreements contained in this Agreement applicable to any Advance hereunder and any Mortgage Loan pledged to secure the Obligations. Discretionary Advances, and interest thereon, shall be evidenced by the Note and shall be due and payable in accordance with the Loan Documents. Discretionary Advances shall be secured by the Security Instruments and any and all Collateral now or hereafter given by the Borrower to secure any of the Obligations."

                  (e) The following section 5.6 Restrictions on Dividends of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof for all purposes:

                           "Section 5.6  Restrictions on Dividends. Borrowers
                  shall not directly or indirectly declare or make, or incur any liability to make, any Dividend."



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                  (f) All references in any Loan Document to Chapter 1D, of the
         Texas Credit Title shall be deemed to be references to Section 303 of the Texas Finance Code. All references in any Loan Document to the Texas Credit Title shall be deemed to be references to the Texas Finance Code.

                  (g) Borrowers acknowledge and agree that they are currently in Default ("Specified Defaults") under the Credit Agreement for failing to comply with the provisions of Section 5.13 and 5.14 of the Credit Agreement. Lender agrees that it will forbear from declaring an Event of Default and exercising its remedies because of such Specified Defaults until November 30, 1999; provided, however, that (i) the foregoing shall not waiver of Lender's rights to declare any other Default or Event of Default existing now or hereafter under the Credit Agreement and exercise its rights, remedies and/or recourses under the Loan Documents at law, in equity, or otherwise in connection therewith and (ii) if Borrowers are not in compliance with Sections 5.13 and 5.14 of the Credit Agreement on November 30, 1999 or thereafter, Lender will declare an Event of Default and exercise its remedies because of such non-compliance and such Specified Defaults.

                  (h) The sublimit for "B", "C", and "D" Mortgage Loans established in Section 2.1 Loan of the Credit agreement is hereby amended to reduce the sublimit from $6,000,000.00 to $1,500,000.00.

         Section 3. Representations. Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as the date.

         Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement unless amended here by or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement", the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the other Loan Documents to the "Agreement", the "Line of Credit Agreement", "Warehouse Agreement", or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the Credit Agreement, this Modification Agreement, or the other Loan Documents to the "Note" shall be deemed references to the Credit Note.

         Section 5. ADDITIONAL REPRESENTATIONS. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrowers, Guarantor, or any third party to Lender, as evidenced by the Loan Documents. Borrowers and Guarantor hereby acknowledge, agree, and represent that (i) Borrowers are indebted to Lender pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectiveley, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness


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and obligations of Borrowers to Lender under the Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents;
(iv) neither the Borrowers nor the Guarantor have any claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrowers, as of the date hereof; (vi) Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof; and (vii) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. IN CONSIDERATION OF THE MODIFICATION OF CERTAIN PROVISIONS OF THE LOAN DOCUMENTS, ALL AS HEREIN PROVIDED, AND THE OTHER BENEFITS RECEIVED BY BORROWERS AND GUARANTOR HEREUNDER, BORROWERS AND GUARANTOR HEREBY RELEASE, RELINQUISH AND FOREVER DISCHARGE LENDER, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, SHAREHOLDERS, PRINCIPALS, PARENTS, SUBSIDIARIES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND REPRESENTATIVES (COLLECTIVELY, THE "LENDER RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY KIND OF CHARACTER, WHETHER KNOWN OR UNKNOWN, PRESENT OR FUTURE, WHICH BORROWERS AND GUARANTOR, OR ANY ONE OR MORE OF THEM, HAVE, OR MAY HAVE AGAINST LENDER RELEASED PARTIES, ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING ANY OTHER LOSS, EXPENSE AND/OR DETRIMENT, OF ANY KIND OR CHARACTER, GROWING OUT OF OR IN ANY WAY CONNECTED WITH OR IN AY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASED PARTIES, AND
INCLUDING ANY LOSS, COST OR DAMAGE IN CONNECTION WITH ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF COMPETENCE, BREACH OF
FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCE AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF EMOTIONAL OR MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNMENTS
OR PROSPECTIVE BUSINESS ADVANTAGE, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY, THE CHARGING, CONTRACTING FOR, TAKING, RESERVING, COLLECTING OR RECEIVING OF INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE TO THE
LOAN DOCUMENTS (I.E., USURY), ANY VIOLATIONS OF FEDERAL OR STATE LAW, ANY VIOLATIONS OF FEDERAL OR STATE BANKING RULES, LAWS OR REGULATIONS, INCLUDING,
BUT NOT LIMITED TO, ANY VIOLATIONS OF REGULATION B, EQUAL CREDIT OPPORTUNITY, BANK TYING ACT CLAIMS, ANY VIOLATION OF THE TEXAS FREE ENTERPRISE ANTITRUST ACT OR ANY VIOLATION OF FEDERAL ANTITRUST ACTS. GUARANTOR (i) CONSENTS TO THE TERMS AND PROVISIONS OF THIS MODIFICATION AGREEMENT, (ii) RATIFIES AND CONFIRMS HIS GUARANTY IS IN FULL FORCE AND EFFECT IN ACCORDANCE WITH ITS TERMS, AND (iii) ACKNOWLEDGES THAT THE GUARANTY AND ALL OTHER GUARANTY AGREEMENTS OF THE
GUARANTOR EXECUTED IN CONNECTION WITH THE CREDIT AGREEMENT ARE NOT SUBJECT TO
ANY CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER.

         Section 6. Severability. In the event any one or more provisions contained in the Credit Agreement or this Modification Agreement should be held to be invalid, illegal or unenforceable in


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any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

         Section 7. Expenses. Borrowers agree to pay all out-of-pocket costs and expenses of Lender in connection with the preparation, operation, administration and enforcement of this Modification Agreement.

         Section 8. Acknowledgment. Except as amended hereby, Borrowers ratify and confirm that the Security Instruments and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Modification Agreement and secures the payment and performance of all indebtedness and obligations of Borrowers under the Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of Borrowers executing this Modification Agreement represents and warrants that he has full power and authority to execute and deliver this Modification Agreement on behalf of Borrowers that such execution and delivery has been duly authorized and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

         Section 9. No Waiver. Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Modification Agreement by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

         Section 10. Governing Law. This Modification Agreement shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

         Section 11. Counterparts. This Modification Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 12. NO ORAL AGREEMENTS. THIS WRITTEN MODIFICATION AGREEMENT, THE CREDIT AGREEMENT, THE NOTE, THE GUARANTY, AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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EXECUTED and effective as of the dates first written above.

                                       BORROWERS:

                                       ALLIED MORTGAGE CORPORATION,
                                       a Texas corporation


                                       By: /s/ JIM C. HODGE
                                           -------------------------------
                                               JIM C. HODGE, President


                                       ALLIED MORTGAGE CAPITAL CORPORATION,
                                       a Texas corporation


                                       By: /s/ JIM C. HODGE
                                           -------------------------------
                                       Name:   JIM C. HODGE
                                             -----------------------------
                                       Title:  President
                                              ----------------------------


                                       GUARANTOR:


                                       /s/ JIM C. HODGE
                                       -----------------------------------
                                           JIM C. HODGE


                                       LENDER:

                                       COASTAL BANC ssb


                                       By: /s/ DON MACH
                                           -------------------------------
                                               DON MACH, Vice President



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